UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2026

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

710 North Tucker Boulevard, Suite 110, St. Louis, Missouri	63101
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2026, the Company held its Annual Meeting of Shareholders. A total of 97,477,538 shares of common stock were outstanding and entitled to vote, and the holders of Series A Convertible Preferred Stock were entitled to an aggregate of 23,705,445 votes on an as-converted basis, resulting in total outstanding voting power of 121,182,983 votes. At the Annual Meeting, 79,183,920 votes were represented, constituting approximately 65.34% of the outstanding voting power and a quorum. Shareholders were asked to consider and act upon the following:

(1)	The election of three Class I directors to serve until the Company’s 2029 Annual Meeting;

(2) (3)

A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026; and

A proposal to approve, by non-binding vote, executive compensation.

Proposal 1, the election of directors, was determined by a plurality of votes cast. The Board’s nominees for director were elected to serve until the Company’s 2029 Annual Meeting, consistent with the proposal, or until their respective successor is elected and qualified, by the votes set forth in the table below. Based on the voting results set forth below, each of Proposals 2 and 3 was approved.

(1)	Election of Directors:

Name of Nominee	Votes For	Votes Against	Votes Abstain/Withheld	Broker Non-Votes
Mr. David Benfer	52,225,420	1,364,215	13,228	25,581,057
Dr. Arun Menawat	49,544,105	4,050,991	7,767	25,581,057
Dr. Myriam Curet	52,711,903	868,378	22,582	25,581,057

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026:

Number of Votes For:	79,036,638
Number of Votes Against:	112,633
Number of Votes Abstain:	34,649

(3)	Proposal to approve on an advisory basis, by non-binding vote, executive compensation:

Number of Votes For:	52,143,334
Number of Votes Against:	985,434
Number of Votes Abstain:	474,095
Number of Broker Non-Votes:	25,581,057

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 15, 2026	By:	/s/ Patricia S. Williams
	Name:	Patricia S. Williams
	Title:	Secretary